UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2006
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                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)

   Delaware                     001-31369                        65-1051192
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(State or other                (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
                               incorporation)

              (Address of registrant's principal executive office)

                                505 Fifth Avenue
                            New York, New York 10017
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       Registrant's telephone number, including area code: (212) 771-0505
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                           1211 Avenue of the Americas
                            New York, New York 10036
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          (Former Name or Former Address, if Changed Since Last Report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

      This Current Report on Form 8-K includes as an exhibit a press release, dated April 19, 2006, reporting the financial results of CIT Group Inc. as of and for the quarter ended March 31, 2006. The press release is attached as
Exhibit 99.1. This press release includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to the press release.

Item 7.01. Regulation FD Information

      This Current Report on Form 8-K includes a statement in the seventh paragraph of the press release, dated April 19, 2006, attached as Exhibit 99.1, regarding the financial targets for 2006. Such statement regarding the financial targets is furnished pursuant to this Item 7.01.

Item 8.01. Other Events.

      This Current Report on Form 8-K includes as an exhibit a press release, dated April 17, 2006, reporting that the Board of Directors of CIT Group Inc. declared (a) a cash dividend in the amount of $.20 per share for the quarter ended March 31, 2006 on the Company's common stock, payable on May 30, 2006 to holders of record on May 15, 2006, (b) a cash dividend in the amount of $0.3968750 per share on the Company's Series A preferred stock in the aggregate amount of $5,556,250.00 for the quarter ended March 31, 2006, payable on June 15, 2006 to holders of record on May 31, 2006, and (c) a cash dividend in the amount of $1.2972500 per share on the Company's Series B preferred stock in the aggregate amount of $1,945,875.00 for the quarter ended March 31, 2006, payable on June 15, 2006 to holders of record on May 31, 2006. The press release is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

      99.1  Press release issued by CIT Group Inc. on April 19, 2006.
      99.2  Press release issued by CIT Group Inc. on April 17, 2006.

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," "target," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2005. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
                                       (Registrant)

                                       By: /s/ William J. Taylor
                                           -------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Principal Accounting Officer)

Dated: April 19, 2006


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